SHARE OPTION PLAN	6 Months Ended
Jun. 30, 2023
Share-Based Payment Arrangement [Abstract]
SHARE OPTION PLAN	SHARE OPTION PLAN
In November 2006, the Board of Directors approved a share option scheme (the “Option Scheme”). The Option Scheme will expire in November 2026, following the renewal in November 2016. The terms and conditions remain unchanged from those originally adopted in November 2006 and permit the Board of Directors, at its discretion, to grant options to employees, officers and directors of the Company or its subsidiaries. The fair value cost of options granted is recognized in the statement of operations, and the corresponding amount is credited to additional paid-in capital. In the six months ended June 30, 2023, additional paid-in capital was credited with $0.8 million relating to the fair value of options granted in February 2020, May 2021, February 2022 and February 2023.

During the six months ended June 30, 2023, 68,000 share options expired. At the date of expiry the options had a weighted average exercise price of $9.47 per share and an intrinsic value of $0.0 million.

In February 2023, the Company awarded a total of 440,000 options to officers, employees and directors, pursuant to the Option Scheme. The options have a five-year term and a three-year vesting period and the first options will be exercisable from February 2024 onwards. The initial strike price was $10.34 per share.

Total unrecognized compensation cost relating to the outstanding options under the Option Scheme was $1.9 million as of June 30, 2023 (December 31, 2022: $1.0 million).